Exhibit 99.1

ALPINE INCOME PROPERTY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2020, unaudited pro forma consolidated and combined statement of operations for the year ended December 31, 2019, and unaudited pro forma consolidated balance sheet as of September 30, 2020 (the “Unaudited Pro Forma Financials”) give effect to (i) the acquisition by Alpine Income Property Trust, Inc. (the “Company” or “PINE”) of 27 single-tenant net leased income properties for an aggregate cash purchase price of approximately $101.2 million (the “2020 Actual Acquisitions”) during the period from January 1, 2020 to November 30, 2020, one of which was acquired subsequent to September 30, 2020, and (ii) the Company’s probable acquisition of one property anticipated to be acquired for a cash purchase price of approximately $1.7 million during the period from December 1, 2020 to December 31, 2020 (the “2020 Probable Acquisition” and, together with the 2020 Actual Acquisitions, the “2020 Acquisitions”). The adjustments in the Unaudited Pro Forma Financials that are related to the 2020 Acquisitions are referred to herein as the “2020 Acquisition Transaction Accounting Adjustments.” The Unaudited Pro Forma Financials also give effect to the adjustments necessary to reflect the Predecessor (hereinafter defined) period from January 1, 2019 to November 25, 2019 as if it were a stand-alone entity for such period (the “Autonomous Entity Adjustments”).

2020 Acquisition Transaction Accounting Adjustments. The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2020 and unaudited pro forma consolidated and combined statement of operations for the year ended December 31, 2019 present the effects of the 2020 Acquisitions as though they had occurred on January 1, 2019. The unaudited pro forma consolidated balance sheet as of September 30, 2020 presents the effects of one 2020 Actual Acquisition acquired subsequent to September 30, 2020 and the 2020 Probable Acquisition as though they had occurred on September 30, 2020. The 2020 Actual Acquisitions were funded throughout the year utilizing (a) the remaining proceeds from the Company’s November 2019 initial public offering (the “IPO”) and concurrent private placement and (b) draws on the Company’s revolving credit facility. The 2020 Probable Acquisition is anticipated to be funded utilizing an additional draw on the Company’s revolving credit facility.

Autonomous Entity Adjustments. The Company closed on the IPO and a concurrent private placement on November 26, 2019. On November 26, 2019, the Company also acquired 20 income properties (the “Initial Portfolio”) from CTO Realty Growth Inc. (formerly known as Consolidated-Tomoka Land Co.) (“CTO”). For the period prior to November 26, 2019, the combined financial statements of the Company’s predecessor (the “Predecessor”) do not represent the financial position and results of operations of one legal entity, but rather a combination of entities under common control that have been “carved out” from CTO’s consolidated financial statements. Historically, financial statements of the Predecessor have not been prepared as it has not operated separately from CTO. The combined financial statements of the Predecessor for the period from January 1, 2019 to November 25, 2019 (the “Predecessor Period”) reflect the revenues and expenses of the Predecessor and include certain material assets and liabilities of CTO that are specifically identifiable and generated through, or associated with, an in-place net lease, which have been reflected at CTO’s historical basis. The Initial Portfolio was purchased from CTO utilizing approximately $125.9 million of proceeds from the Company’s IPO and a concurrent private placement and the issuance of 1,223,854 units of the Company’s operating partnership that had an initial value of approximately $23.3 million based on the Company’s IPO price of $19.00 per share. Fifteen of the properties included in the Initial Portfolio were owned by the Predecessor for the full year ended December 31, 2019, while the remaining five properties were acquired by the Predecessor during the second and third quarter of 2019 (the “2019 Predecessor Acquisitions”). Adjustments to annualize the operating results of the 2019 Predecessor Acquisitions have been included as if those properties had been acquired as of January 1, 2019.

The unaudited pro forma consolidated and combined statement of operations for the year ended December 31, 2019 includes the adjustments to the Predecessor’s results of operations for the Predecessor Period that are necessary to reflect the Company’s results of operations as if the Company were a separate stand-alone entity for the year ended December 31, 2019. No such adjustments were required for the unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2020 or the unaudited pro forma consolidated balance sheet as of September 30, 2020 as such periods reflect the results of operations and the financial position for the Company as a stand-alone entity.

Unaudited Pro Forma Financials. The unaudited pro forma consolidated balance sheet as of September 30, 2020 does not reflect the potential effect on cash and cash equivalent balances due to the increase in rent collections offset by the higher borrowing costs assuming the 2020 Actual Acquisition of one single-tenant income property acquired subsequent to September 30, 2020 and the 2020 Probable Acquisition had occurred on September 30, 2020 as the Company’s assumption is that the increase in net available cash would result in an increase in dividends paid to shareholders and noncontrolling interests.

The Unaudited Pro Forma Financials are based on the estimates and assumptions as of the date of this Current Report on Form 8-K set forth in the notes to the Unaudited Pro Forma Financials, which are preliminary and have been made solely for the purpose of developing such pro forma information. The Unaudited Pro Forma Financials are not necessarily indicative of the financial position or operating results that would have been achieved had the 2020 Acquisitions occurred on the dates indicated, nor are they necessarily indicative of the Company’s future financial position or operating results. Assumptions underlying the adjustments to the Unaudited Pro Forma Financials are described in the accompanying notes, which should be read in conjunction with the Unaudited Pro Forma Financials.

ALPINE INCOME PROPERTY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2020

	Historical	2020 Acquisition Transaction Accounting Adjustments	Notes	Pro Forma
ASSETS
Real Estate:
Land, at cost	$78,623,631	$498,276	[A]	$79,121,907
Building and Improvements, at cost	131,761,540	2,680,394	[A]	134,441,934
Total Real Estate, at cost	210,385,171	3,178,670		213,563,841
Less, Accumulated Depreciation	(4,717,615)	—		(4,717,615)
Real Estate—Net	205,667,556	3,178,670		208,846,226
Cash and Cash Equivalents	1,885,906	—		1,885,906
Intangible Lease Assets—Net	35,007,647	556,947	[A]	35,564,594
Straight-Line Rent Adjustment	1,735,570	—		1,735,570
Other Assets	1,372,908	—		1,372,908
Total Assets	$245,669,587	$3,735,617		$249,405,204
LIABILITIES AND EQUITY
Liabilities:
Accounts Payable, Accrued Expenses, and Other Liabilities	$2,892,550	$—		$2,892,550
Prepaid Rent and Deferred Revenue	1,131,678	—		1,131,678
Intangible Lease Liabilities—Net	2,910,877	35,087	[A]	2,945,964
Long-Term Debt	87,853,998	3,700,530	[B]	91,554,528
Total Liabilities	94,789,103	3,735,617		98,524,720
Commitments and Contingencies
Equity:
Alpine Income Property Trust, Inc. Stockholders' Equity:
Preferred Stock, $0.01 par value per share, 100 million shares authorized, no shares issued and outstanding	—	—		—
Common Stock, $0.01 par value per share, 500 million shares authorized, 7,455,281 shares issued and outstanding	79,115	—		79,115
Additional Paid-in Capital	133,105,087	—		133,105,087
Dividends in Excess of Net Income	(4,992,404)	—		(4,992,404)
Accumulated Other Comprehensive Loss	(618,563)	—		(618,563)
Stockholders' Equity	127,573,235	—		127,573,235
Noncontrolling Interest	23,307,249	—		23,307,249
Total Equity	150,880,484	—		150,880,484
Total Liabilities and Equity	$245,669,587	$3,735,617		$249,405,204

See accompanying notes to unaudited pro forma consolidated financial statements.

ALPINE INCOME PROPERTY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020

	Historical	2020 Acquisition
	Nine Months Ended	Transaction Accounting
	September 30, 2020	Adjustments	Notes	Pro Forma
Revenues:
Lease Income	$13,862,514	$2,726,386	[A][B]	$16,588,900
Total Revenues	13,862,514	2,726,386		16,588,900
Operating Expenses:
Real Estate Expenses	1,703,955	144,817	[A]	1,848,772
General and Administrative Expenses	3,535,608	—		3,535,608
Depreciation and Amortization	7,003,602	1,840,766	[B]	8,844,368
Total Operating Expenses	12,243,165	1,985,583		14,228,748
Gain on Disposition of Assets	287,375	—		287,375
Net Income from Operations	1,906,724	740,803		2,647,527
Interest Expense	976,648	580,808	[C]	1,557,456
Net Income	930,076	159,995		1,090,071
Less: Net Income Attributable to Noncontrolling Interest	(131,066)	(22,559)	[D]	(153,625)
Net Income Attributable to Alpine Income Property Trust, Inc.	$799,010	$137,436		$936,446

Per Common Share Data:
Net Income Attributable to Alpine Income Property Trust, Inc.
Basic	$0.10	$0.02		$0.12
Diluted	$0.09	$0.02		$0.11
Weighted Average Number of Common Shares:
Basic	7,632,660	7,632,660		7,632,660
Diluted	8,856,514	8,856,514		8,856,514

See accompanying notes to unaudited pro forma consolidated financial statements.

ALPINE INCOME PROPERTY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED AND COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2019

	Historical
	Predecessor for the Period from January 1, 2019 to November 25, 2019	PINE for the Period from November 26, 2019 to December 31, 2019	Combined	2020 Acquisition Transaction Accounting Adjustments	Notes	Autonomous Entity Adjustments	Notes	Pro Forma
Revenues:
Lease Income	$11,837,104	$1,394,200	$13,231,304	$7,604,664	[A][B]	$1,337,821	[E]	$22,173,789
Total Revenues	11,837,104	1,394,200	13,231,304	7,604,664		1,337,821		22,173,789
Operating Expenses:
Real Estate Expenses	1,664,543	372,535	2,037,078	483,991	[A]	—		2,521,069
General and Administrative Expenses	1,683,187	338,663	2,021,850	—		2,306,150	[F]	4,328,000
Depreciation and Amortization	4,858,803	686,985	5,545,788	4,773,132	[B]	1,397,466	[G]	11,716,386
Total Operating Expenses	8,206,533	1,398,183	9,604,716	5,257,123		3,703,616		18,565,455
Net Income (Loss) from Operations	3,630,571	(3,983)	3,626,588	2,347,541		(2,365,795)		3,608,334
Interest Expense	—	41,230	41,230	1,899,343	[C]	131,270	[H]	2,071,843
Net Income (Loss)	3,630,571	(45,213)	3,585,358	448,198		(2,497,065)		1,536,491
Less: Net (Income) Loss Attributable to Noncontrolling Interest	—	6,063	6,063	(60,103)	[D]	(152,003)	[I]	(206,043)
Net Income (Loss) Attributable to Alpine Income Property Trust, Inc.	$3,630,571	$(39,150)	$3,591,421	$388,095		$(2,649,068)		$1,330,448

Per Common Share Data:
Net Income (Loss) Attributable to Alpine Income Property Trust, Inc.
Basic	N/A	$—	$0.45	$0.05		$(0.34)		$0.17
Diluted	N/A	$—	$0.39	$0.04		$(0.29)		$0.15
Weighted Average Number of Common Shares:
Basic	N/A	7,902,737	7,902,737	7,902,737		7,902,737		7,902,737
Diluted	N/A	9,126,591	9,126,591	9,126,591		9,126,591		9,126,591

See accompanying notes to unaudited pro forma consolidated and combined financial statements.

ALPINE INCOME PROPERTY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

NOTE 1. BASIS OF PRESENTATION

The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2020, unaudited pro forma consolidated and combined statement of operations for the year ended December 31, 2019, and unaudited pro forma consolidated balance sheet as of September 30, 2020 (the “Unaudited Pro Forma Financials”) give effect to (i) the acquisition by Alpine Income Property Trust, Inc. (the “Company” or “PINE”) of 27 single-tenant net leased income properties for an aggregate cash purchase price of approximately $101.2 million (the “2020 Actual Acquisitions”) during the period from January 1, 2020 to November 30, 2020, one of which was acquired subsequent to September 30, 2020, and (ii) the Company’s probable acquisition of one property anticipated to be acquired for a cash purchase price of approximately $1.7 million during the period from December 1, 2020 to December 31, 2020 (the “2020 Probable Acquisition” and, together with the 2020 Actual Acquisitions, the “2020 Acquisitions”). The adjustments in the Unaudited Pro Forma Financials that are related to the 2020 Acquisitions are referred to herein as the “2020 Acquisition Transaction Accounting Adjustments.” The Unaudited Pro Forma Financials also give effect to the adjustments necessary to reflect the Predecessor (hereinafter defined) period from January 1, 2019 to November 25, 2019 as if it were a stand-alone entity for such period (the “Autonomous Entity Adjustments”).

2020 Acquisition Transaction Accounting Adjustments. The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2020 and unaudited pro forma consolidated and combined statement of operations for the year ended December 31, 2019 present the effects of the 2020 Acquisitions as though they had occurred on January 1, 2019. The unaudited pro forma consolidated balance sheet as of September 30, 2020 presents the effects of one 2020 Actual Acquisition acquired subsequent to September 30, 2020 and the 2020 Probable Acquisition as though they had occurred on September 30, 2020. The 2020 Actual Acquisitions were funded throughout the year utilizing (a) the remaining proceeds from the Company’s November 2019 initial public offering (the “IPO”) and concurrent private placement and (b) draws on the Company’s revolving credit facility. The 2020 Probable Acquisition is anticipated to be funded utilizing an additional draw on the Company’s revolving credit facility.

Autonomous Entity Adjustments. The Company closed on the IPO and a concurrent private placement on November 26, 2019. On November 26, 2019, the Company also acquired 20 income properties (the “Initial Portfolio”) from CTO Realty Growth Inc. (formerly known as Consolidated-Tomoka Land Co.) (“CTO”). For the period prior to November 26, 2019, the combined financial statements of the Company’s predecessor (the “Predecessor”) do not represent the financial position and results of operations of one legal entity, but rather a combination of entities under common control that have been “carved out” from CTO’s consolidated financial statements. Historically, financial statements of the Predecessor have not been prepared as it has not operated separately from CTO. The combined financial statements of the Predecessor for the period from January 1, 2019 to November 25, 2019 (the “Predecessor Period”) reflect the revenues and expenses of the Predecessor and include certain material assets and liabilities of CTO that are specifically identifiable and generated through, or associated with, an in-place net lease, which have been reflected at CTO’s historical basis. The Initial Portfolio was purchased from CTO utilizing approximately $125.9 million of proceeds from the Company’s IPO and a concurrent private placement and the issuance of 1,223,854 units of the Company’s operating partnership that had an initial value of approximately $23.3 million based on the Company’s IPO price of $19.00 per share. Fifteen of the properties included in the Initial Portfolio were owned by the Predecessor for the full year ended December 31, 2019, while the remaining five properties were acquired by the Predecessor during the second and third quarter of 2019 (the “2019 Predecessor Acquisitions”). Adjustments to annualize the operating results of the 2019 Predecessor Acquisitions have been included as if those properties had been acquired as of January 1, 2019.

The unaudited pro forma consolidated and combined statement of operations for the year ended December 31, 2019 includes the adjustments to the Predecessor’s results of operations for the Predecessor Period that are necessary to reflect the Company’s results of operations as if the Company were a separate stand-alone entity for the year ended December 31, 2019. No such adjustments were required for the unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2020 or the unaudited pro forma consolidated balance sheet as of September 30, 2020 as such periods reflect the results of operations and the financial position for the Company as a stand-alone entity.

Unaudited Pro Forma Financials. The unaudited pro forma consolidated balance sheet as of September 30, 2020 does not reflect the potential effect on cash and cash equivalent balances due to the increase in rent collections offset by the higher borrowing costs assuming the 2020 Actual Acquisition of one single-tenant income property acquired subsequent to September 30, 2020 and the 2020 Probable Acquisition had occurred on September 30, 2020 as the Company’s assumption is that the increase in net available cash would result in an increase in dividends paid to shareholders and noncontrolling interests.

The Unaudited Pro Forma Financials are based on the estimates and assumptions as of the date of this Current Report on Form 8-K set forth in these notes, which are preliminary and have been made solely for the purpose of developing such pro forma information. The Unaudited Pro Forma Financials are not necessarily indicative of the financial position or operating results that would have been achieved had the 2020 Acquisitions occurred on the dates indicated, nor are they necessarily indicative of the Company’s future financial position or operating results. Assumptions underlying the adjustments to the Unaudited Pro Forma Financials are described in these notes, which should be read in conjunction with the Unaudited Pro Forma Financials.

NOTE 2. PRO FORMA ADJUSTMENTS

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2020

2020 Acquisition Transaction Accounting Adjustments:

[A]

Represents recording the fair value of the real estate acquired related to the 2020 Probable Acquisition and the one 2020 Actual Acquisition that occurred subsequent to September 30, 2020 which are allocated to the acquired tangible assets, consisting of land, building and improvements, and identified intangible lease assets and liabilities, consisting of the value of above-market and below-market leases, the value of in-place leases, and the value of leasing costs. For the 2020 Actual Acquisition that occurred subsequent to September 30, 2020, the fair value allocation was based on the relative fair values pursuant to a valuation prepared for the Company by an unrelated third party. For the 2020 Probable Acquisition, the fair value allocation was estimated based on the average allocation of the 2020 Actual Acquisitions, as a valuation for the 2020 Probable Acquisition has not yet been prepared. The estimated allocation for the 2020 Probable Acquisition reflected in the unaudited pro forma consolidated balance sheet as of September 30, 2020 could be materially different than the actual allocation obtained from a third-party valuation prepared for the Company.

The following represents the allocation of total acquisition costs for the one 2020 Actual Acquisition that occurred subsequent to September 30, 2020 and the 2020 Probable Acquisition:

Allocation of Acquisition Cost:
Land	$498,276
Building and Improvements	2,680,394
Intangible Lease Assets	556,947
Intangible Lease Liabilities	(35,087)
Total Acquisition Cost	$3,700,530

[B]

Represents the actual draw on the Company’s revolving credit facility on November 9, 2020 of $2.0 million for the purchase of one 2020 Actual Acquisition that occurred subsequent to September 30, 2020 and the assumed draw of $1.7 million for the 2020 Probable Acquisition.

Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months ended September 30, 2020

2020 Acquisition Transaction Accounting Adjustments:

[A]

Represents the adjustments to Lease Income totaling $2.7 million for the nine months ended September 30, 2020 as if the 2020 Acquisitions had occurred on January 1, 2019, as follows: (i) $2.6 million for the 2020 Acquisitions based on the calculation of rent on a straight-line basis utilizing the remaining existing lease terms had the 2020 Acquisitions taken place on January 1, 2019 and (ii) $145,000 related to the direct costs of the rental income from the 2020 Acquisitions.

[B]

Represents the depreciation and amortization related to the 2020 Acquisitions, which totaled $1.8 million for the nine months ended September 30, 2020, based on the estimated remaining economic useful life for tangibles assets and the weighted average remaining lease term for the related intangible assets and intangible liabilities. Capitalized above-and below-market lease values are amortized as a decrease or increase, respectively, to rental income which totaled $4,000 for the nine months ended September 30, 2020.

[C]

Represents additional interest expense of $0.6 million related to the draws on the Company’s revolving credit facility totaling $104.0 million to fund the 2020 Acquisitions, had the draws occurred on January 1, 2019.

[D]	Represents the allocation of net income attributable to the noncontrolling interest.

Unaudited Pro Forma Consolidated and Combined Statement of Operations for the Year ended December 31, 2019

2020 Acquisition Transaction Accounting Adjustments:

[A]

Represents the adjustments to Lease Income totaling $7.6 million for the year ended December 31, 2019 as if the 2020 Acquisitions had occurred on January 1, 2019, as follows: (i) $7.1 million for the 2020 Acquisitions based on the calculation of rent on a straight-line basis utilizing the remaining existing lease terms had the 2020 Acquisitions taken place on January 1, 2019 and (ii) $484,000 related to the direct costs of the rental income from the 2020 Acquisitions.

[B]

Represents the depreciation and amortization related to the 2020 Acquisitions, which totaled $4.8 million for the year ended December 31, 2019, based on the estimated remaining economic useful life for tangibles assets and the weighted average remaining lease term for the related intangible assets and intangible liabilities. Capitalized above-and below-market lease values are amortized as a decrease or increase, respectively, to rental income which totaled $54,000 for the year ended December 31, 2019.

[C]

Represents additional interest expense of $1.9 million related to the draws on the Company’s revolving credit facility totaling $104.0 million to fund the 2020 Acquisitions, had the draws occurred on January 1, 2019.

[D]	Represents the allocation of net income attributable to the noncontrolling interest.

Autonomous Entity Adjustments:

[E]

Represents the adjustments to Lease Income for the following as summarized in the table below: (i) Base Rent – to annualize base rent revenue related to the 2019 Predecessor Acquisitions as if those properties had been acquired as of January 1, 2019, (ii) Straight-line Rent – to adjust straight-line rent revenue based on a straight-line date of January 1, 2019, (iii) Below (Above) Market Lease – adjust the amortization of above- and below-market lease intangibles to include the effect of the corresponding step up in basis upon the Company’s acquisition of the Initial Portfolio from CTO and relative fair values pursuant to valuations prepared for the Company by an unrelated third party, and (iv) Deferred Expense – eliminate the Predecessor’s amortization of deferred expenses to Lease Income as such items were eliminated upon the Company’s acquisition of the Initial Portfolio from CTO:

Lease Income Adjustments
Base Rent	$1,122,210
Straight-line Rent	101,677
Below (Above) Market Lease	(171,012)
Deferred Expense	284,946
Total Lease Income Adjustment	$1,337,821

[F]

Represents the adjustment necessary to arrive at the initial annual estimate of general and administrative expenses that the Company anticipated to incur upon completion of the IPO totaling $4,328,000.

[G]

Represents the adjustment to depreciation of building and improvements and amortization of lease intangibles,  including the effect of the corresponding step up in basis to measure identifiable assets and liabilities at fair market value upon the Company’s acquisition of the Initial Portfolio from CTO pursuant to the valuations prepared for the Company by an unrelated third party.

[H]

Represents the annualization of the amortization of $585,000 of lender fees to interest expense for total annual estimated amortization of $172,500 of which $41,230 was recorded by the Company, resulting in an adjustment of $131,270.

[I]	Represents the allocation of net income attributable to the noncontrolling interest, including the Predecessor Period activity from January 1, 2019 to November 25, 2019.